                                 EXHIBIT 99.1
                                                                    NEWS RELEASE
     Contact

     Martha A. Buckley                       JoAnn P. Huston
     Director, Corporate Communications      Manager, Investor Relations
     610-722-3511                            610-722-3513
     mbuckley@unisourcelink.com              jhuston@unisourcelink.com



                    UNISOURCE REPORTS THIRD QUARTER EARNINGS


     BERWYN, PENNSYLVANIA JULY 29, 1998 Unisource Worldwide, Inc. (NYSE:UWW) reported today earnings of $0.11 per share for its third quarter of fiscal 1998, which ended June 30, 1998, within the range expected by security analysts.
Those results do not reflect a $0.26 per share charge related to an extensive restructuring plan announced by the company today. Including the charge, the company reported a loss of $0.15 per share for the quarter.

     The extensive restructuring plan is designed to improve service to customers, decrease costs, increase financial flexibility and grow profitable market segments. The restructuring plan is expected to significantly improve the performance of the company in 1999 and beyond.

     Revenues for the third quarter of fiscal 1998 were $1.8 billion, a 3.3% increase over the third quarter of fiscal 1997. Excluding the restructuring charge, operating income declined 24.9% to $24.6 million, and net income declined 40% to $7.5 million.

     "While our operating results are clearly unsatisfactory, I am pleased that our financial management programs have generated significantly improved cash flow," said Ray B. Mundt, chairman and chief executive officer. Cash flow from operations for the nine months ended June 30, 1998 was $101 million, excluding $150 million related to asset securitization. This cash generation has already exceeded the company's forecasted operating cash flow for the year.

                                     - more

     For the nine months ended June 30, 1998, revenues increased approximately 6.7% to $5.6 billion. Operating income was $85.5 million, down 19.9% from the same period last year, while net income decreased 34.1% to $28.5 million. Both basic and diluted earnings were $0.41 per share, 35.9% below earnings for the first nine months of fiscal 1997. All nine-month comparisons exclude both the special charges of $1.68 per share, related to the company's former IT initiative and the sale of its grocery business, taken in the first quarter of fiscal 1998 and the current restructuring charge of $0.26 per share. Including those charges, the company reported a loss of $1.52 per share for the nine-month period.

     Unisource Worldwide, Inc. (http://www.unisourcelink.com), headquartered in Berwyn, Pennsylvania, is one of the largest distributors of paper products and supply systems in North America. Fiscal 1997 revenues exceeded $7 billion.

                                     # # #

                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                    Three Months Ended June 30
                                                              -----------------------------------------
                                                                 1998             1997        % Change
                                                              -----------      -----------   ----------
Revenues
Printing and imaging                                        $ 1,152,073      $ 1,132,829       1.7 %
Supply systems                                                  669,343          631,212       6.0
------------------------------------------------------------------------------------------
                                                              1,821,416        1,764,041       3.3
Costs and Expenses
Cost of goods sold - printing and imaging                     1,000,156          973,029       2.8
Cost of goods sold - supply systems                             506,375          496,601       2.0
Selling and administrative                                      290,304          261,686      10.9
Restructuring Charge                                             27,600            -

------------------------------------------------------------------------------------------
                                                              1,824,435        1,731,316
------------------------------------------------------------------------------------------

Income from Operations                                           (3,019)          32,725
Interest                                                         11,155           10,541
------------------------------------------------------------------------------------------
Income Before Income Taxes                                      (14,174)          22,184
Provision for Income Taxes                                       (3,759)           9,650
------------------------------------------------------------------------------------------

Net Income                                                  $   (10,415)     $    12,534
                                                               ==========       ==========


Basic Earnings Per Share                                    $     (0.15)     $      0.19
                                                               ==========       ==========

Diluted Earnings Per Share                                  $     (0.15)     $      0.19
                                                               ==========       ==========


Basic Shares Outstanding                                         68,878           67,131
                                                               ==========       ==========

Diluted Shares Outstanding                                       68,878           67,533
                                                               ==========       ==========


Operations Analysis:
      Gross profit %, printing and imaging                         13.2%            14.1%
      Gross profit %, supply systems                               24.3%            21.3%
      Total gross profit %                                         17.3%            16.7%
      SG&A as a % of revenues                                      15.9%*           14.8%
      SG&A as a % of gross profit                                  92.2%*           88.9%
      Operating income % of revenues                                1.3%*            1.9%

*  Excludes Restructuring Charge.


                           UNISOURCE WORLDWIDE, INC.
          FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                                Nine Months Ended June 30
                                                                      ------------------------------------------
                                                                           1998             1997        % Change
                                                                      -------------    -------------   -----------
Revenues
Printing and imaging                                                  $  3,544,985     $  3,357,566      5.6 %
Supply systems                                                           2,013,486        1,850,916      8.8
----------------------------------------------------------------------------------------------------
                                                                         5,558,471        5,208,482      6.7
Costs and Expenses
Cost of goods sold - printing and imaging                                3,082,782        2,874,762      7.2
Cost of goods sold - supply systems                                      1,524,748        1,447,226      5.4
Selling and administrative                                                 865,442          779,726     11.0
Special charge             (1)                                             168,000            -
Restructuring charge    (2)                                                 27,600            -

----------------------------------------------------------------------  ----------------------------
                                                                         5,668,572        5,101,714
----------------------------------------------------------------------  ----------------------------

(Loss) Income from Operations                                             (110,101)         106,768
Interest                                                                    35,898           30,932
----------------------------------------------------------------------  ----------------------------
(Loss) Income Before Income Taxes                                         (145,999)          75,836
(Benefit) Provision for Income Taxes  (3)                                  (41,658)          32,603
----------------------------------------------------------------------  ----------------------------

Net (Loss) Income                                                     $   (104,341)    $     43,233
                                                                         ==========       ==========

Basic (Loss) Earnings Per Share    (4)                                $      (1.52)    $       0.64
                                                                         ==========       ==========

Diluted (Loss) Earnings Per Share    (4)                              $      (1.52)     $      0.64
                                                                         ==========       ==========

Basic Shares Outstanding                                                    68,662           67,074
                                                                         ==========       ==========

Diluted Shares Outstanding                                                  68,662 (5)       67,735
                                                                         ==========       ==========

Operations Analysis:
      Gross profit %, printing and imaging                                    13.0%            14.4%
      Gross profit %, supply systems                                          24.3%            21.8%
      Total gross profit %                                                    17.1%            17.0%
      SG&A as a % of revenues                                                 15.6%*           15.0%
      SG&A as a % of gross profit                                             91.0%*           88.0%
      Operating income % of revenues                                           1.5%*            2.0%

*     Excludes Special Charge and Restructuring Charge.

(1)   Represents write-off of capitalized development and related costs associated with NADS.

(2)    Represents restructuring charge associated with streamlining the Company's organizational structure.

(3)    Includes a $5.7 million tax charge related to non-deductible intangible assets associated with the sale of a significant portion of the Company's United States based Grocery Supply Systems business.

(4)    The special charge in fiscal 1998 amounted to an after-tax loss of $109 million
       (($1.60) per share).  The tax charge associated with the sale of the Grocery Supply
       Systems amounted to a loss of ($0.08) per share and the restructuring charge amounted to an after-tax loss of $17.9 million ($0.26 per share).

(5)    Diluted shares outstanding exclude the impact of stock options due to the antidilutive effect on the loss per share.

This schedule presents the financial results of Unisource Worldwide, Inc. excluding a $27.6 million, $17.9 million net of tax ($0.26 per share) restructuring charge associated with streamlining the Company's organizational structure.


                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                  Three Months Ended June 30
                                                        --------------------------------------------
                                                           1998              1997        % Change
                                                        -----------       -----------   ------------
Revenues
Printing and imaging                                  $  1,152,073      $  1,132,829       1.7 %
Supply systems                                             669,343           631,212       6.0
-------------------------------------------------------------------------------------
                                                         1,821,416         1,764,041       3.3
Costs and Expenses
Cost of goods sold - printing and imaging                1,000,156           973,029       2.8
Cost of goods sold - supply systems                        506,375           496,601       2.0
Selling and administrative                                 290,304           261,686      10.9

-------------------------------------------------------------------------------------
                                                         1,796,835         1,731,316
-------------------------------------------------------------------------------------

Income from Operations                                      24,581            32,725     (24.9)
Interest                                                    11,155            10,541
-------------------------------------------------------------------------------------
Income Before Income Taxes                                  13,426            22,184
Provision for Income Taxes                                   5,907             9,650
-------------------------------------------------------------------------------------

Net Income                                            $      7,519      $     12,534     (40.0)
                                                         ==========        ==========


Basic Earnings Per Share                              $       0.11      $       0.19     (0.42)
                                                         ==========        ==========

Diluted Earnings Per Share                            $       0.11      $       0.19     (0.42)
                                                         ==========        ==========


Basic Shares Outstanding                                    68,878            67,131
                                                         ==========        ==========

Diluted Shares Outstanding                                  68,878            67,533
                                                         ==========        ==========


Operations Analysis:
      Gross profit %, printing and imaging                    13.2%             14.1%
      Gross profit %, supply systems                          24.3%             21.3%
      Total gross profit %                                    17.3%             16.7%
      SG&A as a % of revenues                                 15.9%             14.8%
      SG&A as a % of gross profit                             92.2%             88.9%
      Operating income % of revenues                           1.3%              1.9%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of Unisource Worldwide, Inc. excluding a special charge in fiscal 1998 of $168 million, $109 million net of tax ($1.60 per share) related to the write-off of capitalized development and related costs associated with NADS, a tax charge of $5.7 million ($0.08 loss per share) associated with the sale of a significant portion of its U.S.- based Grocery Supply Systems business and a $27.6 million, $17.9 million net of tax ($0.26 per share) charge associated with streamlining the Company's organizational structure.


                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                                  Nine Months Ended June 30
                                                                         --------------------------------------------
                                                                             1998                1997       % Change
                                                                         ------------         ------------  ---------
Revenues
Printing and imaging                                                   $   3,544,985        $  3,357,566     5.6 %
Supply systems                                                             2,013,486           1,850,916     8.8
----------------------------------------------------------------------------------------------------------
                                                                           5,558,471           5,208,482     6.7

Costs and Expenses
Cost of goods sold - printing and imaging                                  3,082,782           2,874,762     7.2
Cost of goods sold - supply systems                                        1,524,748           1,447,226     5.4
Selling and administrative                                                   865,442             779,726    11.0

----------------------------------------------------------------------------------------------------------
                                                                           5,472,972           5,101,714
----------------------------------------------------------------------------------------------------------

Income from Operations                                                        85,499             106,768   (19.9)
Interest                                                                      35,898              30,932
----------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                                    49,601              75,836
Provision for Income Taxes                                                    21,108              32,603
----------------------------------------------------------------------------------------------------------

Net Income                                                             $      28,493        $     43,233   (34.1)
                                                                          ===========          ===========



Basic Earnings Per Share                                               $        0.41        $       0.64   (35.9)
                                                                          ===========          ===========

Diluted Earnings Per Share                                             $        0.41        $       0.64   (35.9)
                                                                          ===========          ===========


Basic Shares Outstanding                                                      68,662              67,074
                                                                          ===========          ===========

Diluted Shares Outstanding                                                    68,877              67,735
                                                                          ===========          ===========

Operations Analysis:
      Gross profit %, printing and imaging                                      13.0%               14.4%
      Gross profit %, supply systems                                            24.3%               21.8%
      Total gross profit %                                                      17.1%               17.0%
      SG&A as a % of revenues                                                   15.6%               15.0%
      SG&A as a % of gross profit                                               91.0%               88.0%
      Operating income % of revenues                                             1.5%                2.0%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

                           UNISOURCE WORLDWIDE, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT PAR VALUES AND SHARES)

ASSETS                                                                         JUNE 30,              SEPTEMBER 30,
                                                                                 1998                     1997
--------------------------------------------------------------------    --------------------     -------------------
CURRENT ASSETS
   CASH                                                                           $   47,884              $   45,384
   ACCOUNTS RECEIVABLE, NET                                                          620,607                 882,360
   INVENTORIES                                                                       430,313                 495,330
   PREPAID EXPENSES AND DEFERRED TAXES                                                58,726                  49,875
                                                                        --------------------     -------------------
      TOTAL CURRENT ASSETS                                                         1,157,530               1,472,949
                                                                        --------------------     -------------------

LONG-TERM RECEIVABLES                                                                  5,531                   7,790
PROPERTY AND EQUIPMENT, AT COST                                                      436,946                 434,762
   LESS ACCUMULATED DEPRECIATION                                                     205,016                 188,336
                                                                        --------------------     -------------------
                                                                                     231,930                 246,426
                                                                        --------------------     -------------------

GOODWILL                                                                             641,463                 668,575
DEFERRED COSTS AND OTHER ASSETS                                                       17,688                 163,092
                                                                        --------------------     -------------------
                                                                                  $2,054,142              $2,558,832
                                                                        ====================     ===================
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
   CURRENT PORTION OF LONG-TERM DEBT                                              $    1,165              $      638
   NOTES PAYABLE                                                                      11,344                 144,882
   TRADE ACCOUNTS PAYABLE                                                            426,393                 498,503
   ACCRUED SALARIES, WAGES AND COMMISSIONS                                            32,559                  33,906
   RESTRUCTURING COSTS                                                                12,847                   8,172
   OTHER ACCRUED EXPENSES                                                             85,891                 119,431
                                                                        --------------------     -------------------
      TOTAL CURRENT LIABILITIES                                                      570,199                 805,532
                                                                        --------------------     -------------------

LONG-TERM DEBT                                                                       586,482                 661,350
OTHER LIABILITIES
   DEFERRED TAXES                                                                     19,578                  61,082
   RESTRUCTURING COSTS                                                                 7,210                   8,383
   OTHER LONG-TERM LIABILITIES                                                        37,872                  38,100
                                                                        --------------------     -------------------
                                                                                      64,660                 107,565
                                                                        --------------------     -------------------
STOCKHOLDERS' EQUITY
   COMMON STOCK, PAR VALUE $0.001, AUTHORIZED -
      250,000,000 SHARES, ISSUED AND OUTSTANDING; 6/30/98 -
      69,732,048 SHARES; 9/30/97 - 68,792,842 SHARES                                      70                      69
   ADDITIONAL PAID IN CAPITAL                                                        831,757                 820,213
   UNEARNED COMPENSATION                                                              (8,927)                 (5,845)
   RETAINED EARNINGS                                                                  53,979                 199,828
   FOREIGN CURRENCY TRANSLATION ADJUSTMENTS                                          (43,975)                (29,320)
   COST OF COMMON SHARES IN TREASURY; 6/30/98 - 7,493 SHARES;
      9/30/97 - 32,027 SHARES                                                           (103)                   (560)
                                                                        --------------------     -------------------
                                                                                     832,801                 984,385
                                                                        --------------------     -------------------
                                                                                  $2,054,142              $2,558,832
                                                                        ====================     ===================


                          UNISOURCE  WORLDWIDE, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (In thousands)

                                                                      Three Months Ended June 30,
                                                           ------------------------------------------------
                                                                           1998                        1997
                                                           ------------------------------------------------
Operating Activities
    Net (loss) income                                      $            (10,415)       $             12,534
    Additions (deductions) to reconcile net income
        to net cash provided by operating activities:
        Depreciation                                                      9,424                       7,501
        Amortization                                                      4,955                       4,278
        Provision for losses on accounts receivable                       4,910                       3,811
        Restructuring charge                                             27,600                          -
        Deferred tax benefit                                             (3,150)                         -
        Payments for restructuring and special charges                   13,314                      (3,067)
        Changes in operating assets and liabilities, net
            of effects from acquisitions and divestitures:
            Decrease (increase) in accounts receivable                   35,620                      (1,708)
            Decrease (increase) in inventories                           49,006                      (3,909)
            (Increase) decrease in prepaid expenses                      (6,277)                      6,033
            (Decrease) increase in accrued and deferred
                   income taxes                                          (3,120)                        821
            (Decrease) increase in accounts payable and
                   accrued expenses                                     (30,424)                     18,635
        Miscellaneous                                                     1,810                         948
                                                        -----------------------           -----------------
Net cash provided by operating activities                                65,905                      45,877
                                                        -----------------------           -----------------

Investing Activities
    Proceeds from the sale of property and equipment                     12,856                      2,009
    Proceeds from divestitures                                           11,386                          -
    Cost of companies acquired, net of cash acquired                     (2,938)                   (34,251)
    Expenditures for property and equipment                              (4,352)                    (7,967)
    Collection of notes receivable                                           -                         472
    Deferred cost expenditures                                           (2,303)                   (11,817)
                                                        ------------------------           ----------------
Net cash provided by (used in) investing activities                      14,649                    (51,554)
                                                        ------------------------           ----------------

Financing Activities
    Debt (repayments) proceeds                                           (1,260)                       594
    Proceeds (repayments) from revolving credit facility
        borrowings, net                                                 (77,308)                    38,490
    Proceeds from IKON                                                       -                        (517)
    Payment of dividends                                                (13,888)                   (13,455)
    Stock issuances (repurchases)                                         7,456                     (1,198)
                                                        ------------------------           ----------------
Net cash (used in) provided by financing activities                     (85,000)                    23,914
                                                        ------------------------           ----------------

Net (decrease) increase in cash                                          (4,446)                    18,237
Cash at beginning of period                                              52,330                     41,081
                                                        ------------------------           ----------------
Cash at end of period                               $                    47,884             $       59,318
                                                         =======================            ===============

                          UNISOURCE  WORLDWIDE, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (In thousands)

                                                               Nine Months Ended June 30,
                                                           --------------------------------
                                                               1998                1997
                                                           --------------------------------
Operating Activities
     Net (loss) income                                     $(104,341)          $  43,233
     Additions (deductions) to reconcile net income
         to net cash provided by operating activities:
         Depreciation                                         27,058              22,582
         Amortization                                         15,906              12,474
         Provision for losses on accounts receivable          10,439              13,657
         Special and restructuring charges                   195,600                 -
         Deferred tax benefit                                (48,650)                -
         Loss on divestiture                                   5,700                 -
         Payments for special and restructuring charges      (22,946)            (11,498)
         Changes in operating assets and liabilities, net
             of effects from acquisitions and divestitures:
             Sale of accounts receivable                     150,000                 -
             Other changes in accounts receivable             83,945              27,323
             Decrease in inventories                          32,742               4,269
             (Increase) decrease in prepaid expenses         (12,341)             10,961
             (Decrease) increase in accrued and deferred
                    income taxes                             (16,019)             18,702
             Decrease in accounts payable and
                    accrued expenses                         (65,962)            (21,443)
         Miscellaneous                                            40                 (64)
                                                           ------------        ------------
Net cash provided by operating activities                    251,171             120,196
                                                           ------------        ------------

Investing Activities
     Proceeds from the sale of property and equipment         13,795               7,823
     Proceeds from divestitures                               59,512                 -
     Cost of companies acquired, net of cash acquired        (49,017)            (51,017)
     Expenditures for property and equipment                 (24,019)            (21,070)
     Collection of notes receivable                              -                21,577
     Deferred cost expenditures                              (13,976)            (37,462)
                                                           ------------        ------------
Net cash used in investing activities                        (13,705)            (80,149)
                                                           ------------        ------------

Financing Activities
     Debt repayments                                        (148,319)            (38,154)
     Proceeds (repayments) from revolving credit facility
         borrowings, net                                     (54,051)            624,600
     Repayment to IKON                                           -              (553,700)
     Payment of dividends                                    (41,515)            (26,873)
     Stock issuances (repurchases)                             8,919              (1,198)
                                                           ------------        ------------
Net cash (used in) provided by financing activities         (234,966)              4,675
                                                           ------------        ------------

Net increase in cash                                           2,500              44,722
Cash at beginning of year                                     45,384              14,596
                                                           ------------        ------------
Cash at end of period                                      $  47,884           $  59,318
                                                           ============        ============